                                                                  Exhibit 99.1


                                                        SESA and Subsidiaries
                                                       Statement of Operations
                                                  Three-Months Ended September 30, 2005
                                                        (in Millions and USD)

                                                                                                                        CONSOLIDATED
                                           ENTITY 1     ENTITY 2     ENTITY 3     ENTITY 4     ENTITY 5    ELIMINATIONS     SESA
                                          ------------------------------------------------------------------------------------------
Net sales                                  $   103      $   3        $   9        $   7        $   -       $      -     $     122
Cost of goods sold                              83          2            6            6            -              -            97
                                          ------------------------------------------------------------------------------------------
  Gross Profit                                  20          1            3            1            -              -            25
                                          ------------------------------------------------------------------------------------------

MAT expense                                     11          -            1            1            -              -            13
                                          ------------------------------------------------------------------------------------------
  Operating Income                               9          1            2            -            -              -            12
                                          ------------------------------------------------------------------------------------------

Interest income                                  -          -            -            -            1              -             1
Other income (expense)                          (1)         -            -            -            1              -             -
                                          ------------------------------------------------------------------------------------------
  EBIT                                           8          1            2            -            2              -            13
                                          ------------------------------------------------------------------------------------------

Interest expense                                 6          -            -            -            -              -             6
                                          ------------------------------------------------------------------------------------------
  Income Before Taxes                            2          1            2            -            2              -             7
                                          ------------------------------------------------------------------------------------------

Income tax expense                               -          1            -            -            -              -             1
                                          ------------------------------------------------------------------------------------------
  Net Income                               $     2      $   -        $   2        $   -        $   2       $      -     $       6
                                          ==========================================================================================





                                                        SESA and Subsidiaries
                                                       Statement of Operations
                                                Nine-Months Ended September 30, 2005
                                                        (in Millions and USD)

                                                                                                                        CONSOLIDATED
                                           ENTITY 1     ENTITY 2     ENTITY 3     ENTITY 4     ENTITY 5    ELIMINATIONS     SESA
                                          ------------------------------------------------------------------------------------------
Net sales                                  $   325      $  11        $  32        $  20        $   -       $    (1)     $     387
Cost of goods sold                             261          7           23           17            -            (1)           307
                                          ------------------------------------------------------------------------------------------
  Gross Profit                                  64          4            9            3            -             -             80
                                          ------------------------------------------------------------------------------------------

MAT expense                                     31          2            3            3            -             -             39
                                          ------------------------------------------------------------------------------------------
  Operating Income                              33          2            6            -            -             -             41
                                          ------------------------------------------------------------------------------------------

Interest income                                  1          -            -            -            3             -              4
Other income                                     -          -            -            1            3             -              4
Reorganization items                            (2)         -            -            -            -             -             (2)
                                          ------------------------------------------------------------------------------------------
  EBIT                                          32          2            6            1            6             -             47
                                          ------------------------------------------------------------------------------------------

Interest expense                                18          -            -            -            -             -             18
                                          ------------------------------------------------------------------------------------------
  Income Before Taxes                           14          2            6            1            6             -             29
                                          ------------------------------------------------------------------------------------------

Income tax expense                               5          1            1            -            -             -              7
                                          ------------------------------------------------------------------------------------------
  Net Income                               $     9      $   1        $   5        $   1        $   6       $     -      $      22
                                          ==========================================================================================





                                                        SESA and Subsidiaries
                                                       Statement of Operations
                                                  Three-Months Ended September 30, 2004
                                                        (in Millions and USD)


                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Net sales                                     $ 95        $ 3          $ 7          $ 8          $ -           $ -          $ 113
Cost of goods sold                              76          2            5            4            -             -             87
                                         -------------------------------------------------------------------------------------------
  Gross Profit                                  19          1            2            4            -             -             26

MAT expense                                     10          -            1            1            -             -             12
                                         -------------------------------------------------------------------------------------------
  Operating Income                               9          1            1            3            -             -             14

Interest income                                  -          -            -            -            1             -              1
Other income (expense)                          (3)         -            -            -            2             -             (1)
                                         -------------------------------------------------------------------------------------------
  EBIT                                           6          1            1            3            3             -             14

Interest expense                                 6          -            -            -            -             -              6
                                         -------------------------------------------------------------------------------------------
  Income Before Taxes                            -          1            1            3            3             -              8

Income tax expense                               -          -            -            -            -             -              -
                                         -------------------------------------------------------------------------------------------
  Net Income                                  $  -        $ 1          $ 1          $ 3          $ 3           $ -          $   8
                                         ===========================================================================================






                                                        SESA and Subsidiaries
                                                       Statement of Operations
                                                Nine-Months Ended September 30, 2004
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                         ------------------------------------------------------------------------------------------
Net sales                                     $ 288       $ 11         $ 19         $ 23         $ -           $ -          $ 341
Cost of goods sold                              232          7           13           16           -             -            268
                                         -------------------------------------------------------------------------------------------
  Gross Profit                                   56          4            6            7           -             -             73

MAT expense                                      28          2            3            3           -             -             36
Amortization expense                              -          -            1            -           -             -              1
                                         -------------------------------------------------------------------------------------------
  Operating Income                               28          2            2            4           -             -             36

Interest income                                   1          -            -            -           3             -              4
Other income (expense)                           (3)         -            1            -           2             -              -
Loss on debt modification                       (15)         -            -            -           -             -            (15)
                                         -------------------------------------------------------------------------------------------
  EBIT                                           11          2            3            4           5             -             25

Interest expense                                 21          -            -            -           -             -             21
                                         -------------------------------------------------------------------------------------------
  Income (Loss) Before Taxes                    (10)         2            3            4           5             -              4

Income tax expense (benefit)                     (3)         -            1            -           -             -             (2)
                                         -------------------------------------------------------------------------------------------
  Net Income (Loss)                           $  (7)      $  2         $  2         $  4         $ 5           $ -          $   6
                                         ===========================================================================================

                                                        SESA and Subsidiaries
                                                   Statement of Financial Position
                                                      As of September 30, 2005
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Current Assets:
Cash & cash equivalents                      $  25     $   -         $   2        $   2        $   1        $    -        $   30
Trade and notes receivable, net                 62         2             4            3            -             -            71
Miscellaneous receivables                       19         -             1            1           10            (3)           28
Inventories                                     35         2             5            9            -             -            51
Prepaid expenses                                 -         -             -            1            -             -             1
Current deferred taxes                           2         -             -            -            -             -             2
                                          ------------------------------------------------------------------------------------------
  Total Current Assets                         143         4            12           16           11            (3)          183
                                          ------------------------------------------------------------------------------------------
Investment in affiliates                       264         -             3            -          135          (181)          221
Property, plant and equipment, net              46         -            32            2            -             -            80
Intangible assets, net                           -         4             6            1            -             -            11
Other assets                                    16         -             -            4            1             -            21
                                          ------------------------------------------------------------------------------------------
  Total Assets                               $ 469     $   8         $  53        $  23        $ 147        $ (184)       $  516
                                          ------------------------------------------------------------------------------------------

Current Liabilities:
Accounts payable                             $  13     $   -         $   1        $   1        $   -        $    -        $   15
Accrued liabilities                             56         2             7            9            4            (3)           75
Short-Term Debt                                  3         -             -            8            2           (13)            -
                                          ------------------------------------------------------------------------------------------
  Total Current Liabilities                     72         2             8           18            6           (16)           90
                                          ------------------------------------------------------------------------------------------
Long-term debt                                 250         -             -            -            -             -           250
Non-current deferred taxes                       2         -             2            -            -             -             4
Postretirement liabilities                       2         -             -            -            -             -             2
Other liabilities                                -         -             1            -            -             -             1
                                          ------------------------------------------------------------------------------------------
  Total Liabilities                            326         2            11           18            6           (16)          347
                                          ------------------------------------------------------------------------------------------

Shareowners' Equity                            143         6            42            5          141          (168)          169
                                          ------------------------------------------------------------------------------------------
  Total Liabilities and Shareholders'
    Equity                                   $ 469     $   8         $  53        $  23        $ 147        $ (184)       $  516
                                          ==========================================================================================





                                                        SESA and Subsidiaries
                                                   Statement of Financial Position
                                                         As of September 30, 2004
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents                    $  13         $ 1         $  3         $  1        $   1        $    -         $  19
Trade and notes receivable, net                 58           2            2            3            -             -            65
Miscellaneous receivables                       19           -            1            1            8            (2)           27
Inventories                                     32           2            5           14            -             -            53
Prepaid expenses                                 2           -            -            -            -             -             2
Current deferred taxes                           2           -            -            -            -             -             2
                                          ------------------------------------------------------------------------------------------
  Total Current Assets                         126           5           11           19            9            (2)          168

Investments in affiliates                      271           -            -            -          138          (184)          225
Property, plant and equipment, net              47           -           32           13            -             -            92
Intangible assets, net                           -           4            9           24            -             -            37
Other assets                                    23           -            -            4            1             -            28

                                          ------------------------------------------------------------------------------------------
Total Assets                                 $ 467         $ 9         $ 52         $ 60        $ 148        $ (186)        $ 550
                                          ==========================================================================================

Current Liabilities:
Accounts payable                             $  13         $ -         $  1         $  1        $   -        $    -         $  15
Accrued liabilities                             60           3            5           16            3            (2)           85
Short-term debt                                  -           -            2            5            1            (8)            -
                                          ------------------------------------------------------------------------------------------
  Total Current Liabilities                     73           3            8           22            4           (10)          100

Long-term debt                                 259           -            -            -            8            (8)          259
Non-current deferred taxes                       -           -            2            3            -             -             5
Postretirement liabilities                       3           -            -            -            -             -             3
Other liabilities                                -           -            2            -            -             -             2
                                          ------------------------------------------------------------------------------------------

Total Liabilities                              335           3           12           25           12           (18)          369

Shareholders' Equity                           132           6           40           35          136          (168)          181

                                          ------------------------------------------------------------------------------------------
Total Liabilities and Shareholders'
  Equity                                     $ 467         $ 9         $ 52         $ 60        $ 148        $ (186)        $ 550
                                          ==========================================================================================

                                                        SESA and Subsidiaries
                                                       Statement of Cash Flows
                                                Three-Months Ended September 30, 2005
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Operating Activities:
Net income                                  $    2       $    -       $    2       $     -      $    2       $    -        $      6
Depreciation and amortization                    2            -            1             -           -            -               3
Restructuring expenses and other
 charges                                         -            -            -             -           -            -               -
Accounts receivable                              9            1           (2)            -           -            -               8
Inventories                                     (2)           -           (1)            -           -            -              (3)
Accounts payable                                (1)           -            -            (1)          -            -              (2)
Other assets and liabilities                    (1)           -            2             1           -            -               2
                                          ------------------------------------------------------------------------------------------
Cash Provided by Operations                      9            1            2             -           2            -              14

Investing Activities:
Property, plant and equipment purchases         (3)           -           (1)            -           -            -              (4)
                                          ------------------------------------------------------------------------------------------
Cash Used in Investing Activities               (3)           -           (1)            -           -            -              (4)

Financing Activities:
Net transactions with Solutia's
 non-SESA subs                                   3           (1)          (3)            1          (2)           -              (2)
                                          ------------------------------------------------------------------------------------------
Cash Provided by (Used in) Financing
 Activities                                      3           (1)          (3)            1          (2)           -              (2)

                                          ------------------------------------------------------------------------------------------
Increase (Decrease) in Cash and
 Cash Equivalents                                9            -           (2)            1           -            -               8

Cash and Cash Equivalents:                       -            -            -             -           -            -               -
Beginning of period                             16            -            4             1           1            -              22
                                          ------------------------------------------------------------------------------------------
End of period                               $   25       $    -       $    2       $     2      $    1       $    -        $     30
                                          ==========================================================================================




                                                        SESA and Subsidiaries
                                                       Statement of Cash Flows
                                                Nine-Months Ended September 30, 2005
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Operating Activities:
Net income                                  $  9          $ 1          $ 5           $ 1          $ 6          $ -           $ 22
Income and deferred taxes                      5            -            -             -            -            -              5
Depreciation and amortization                  7            -            4             -            -            -             11
Restructuring expenses and other charges       -            -            1             -            -            -              1
Accounts receivable                           18           (1)          (3)            2            -            -             16
Inventories                                    3            -            -             2            -            -              5
Accounts payable                              (5)           -           (2)           (2)           -            -             (9)
Other assets and liabilities                 (22)           -            1            (2)           -            -            (23)
                                          ------------------------------------------------------------------------------------------
Cash Provided by Operations                   15            -            6             1            6            -             28

Investing Activities:                          -            -            -             -            -            -              -
Property, plant and equipment purchases       (5)           -           (3)            -            -            -             (8)
                                          ------------------------------------------------------------------------------------------
Cash Used in Investing Activities             (5)           -           (3)            -            -            -             (8)

Financing Activities:
Net transactions with Solutia's
 non-SESA subs                                 7            -           (3)            -           (6)           -             (2)
                                          ------------------------------------------------------------------------------------------
Cash Provided by (Used in) Financing
 Activities                                    7            -           (3)            -           (6)           -             (2)

                                          ------------------------------------------------------------------------------------------
Increase in Cash and Cash Equivalents         17            -            -             1            -            -             18

Cash and Cash Equivalents:
Beginning of period                            8            -            2             1            1            -             12
                                          ------------------------------------------------------------------------------------------
End of period                               $ 25          $ -          $ 2           $ 2          $ 1          $ -           $ 30
                                          ==========================================================================================




                                                        SESA and Subsidiaries
                                                       Statement of Cash Flows
                                                Three-Months Ended September 30, 2004
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Operating Activities:
Net income                                  $  -          $ 1          $ 1          $ 3           $ 3          $ -          $  8
Depreciation and amortization                  2            -            1            1             -            -             4
Restructuring expenses and other
 charges                                       -            -            -           (1)            -            -            (1)
Accounts Receivable                           14            -            1           (1)            -            -            14
Inventories                                   (1)           -            1           (1)            -            -            (1)
Accounts Payable                               2            -            -           (2)            -            -             -
Other assets and liabilities                  (4)           -            -            1             -            -            (3)
                                          ------------------------------------------------------------------------------------------
Cash Provided by Operations                   13            1            4            -             3            -            21

Investing Activities:
Property, plant and equipment purchases       (1)           -           (2)           -             -            -            (3)
                                          ------------------------------------------------------------------------------------------
Cash Used in Investing Activities             (1)           -           (2)           -             -            -            (3)

Financing Activities:
Net transactions with Solutia's
 non-SESA subs                                (7)          (1)          (1)           -            (3)           -           (12)
                                          ------------------------------------------------------------------------------------------
Cash Used in Financing Activities             (7)          (1)          (1)           -            (3)           -           (12)

                                          ------------------------------------------------------------------------------------------
Increase in Cash and Cash Equivalents          5            -            1            -             -            -             6

Cash and Cash Equivalents:
Beginning of period                            8            1            2            1             1            -            13
                                          ------------------------------------------------------------------------------------------
End of period                               $ 13          $ 1          $ 3          $ 1           $ 1          $ -          $ 19
                                          ==========================================================================================




                                                        SESA and Subsidiaries
                                                       Statement of Cash Flows
                                                Nine-Months Ended September 30, 2004
                                                        (in Millions and USD)

                                                                                                                        Consolidated
                                           Entity 1     Entity 2     Entity 3     Entity 4     Entity 5    Eliminations     SESA
                                          ------------------------------------------------------------------------------------------
Operating Activities:
Net income (loss)                            $ (7)        $ 2          $ 2          $ 4          $ 5          $ -           $  6
Income and deferred taxes                      (3)          -            -            -            -            -             (3)
Depreciation and amortization                   7           -            3            2            -            -             12
Restructuring expenses and other
 charges                                       16           -            -           (1)           -            -             15
Accounts Receivable                            12          (2)           3            1            -            -             14
Inventories                                     1           -            -           (6)           -            -             (5)
Accounts Payable                                1           -            -           (2)          (2)           -             (3)
Other assets and liabilities                  (16)          -            -            2            1            -            (13)
                                          ------------------------------------------------------------------------------------------
Cash Provided by Operations                    11           -            8            -            4            -             23

Investing Activities:
Property, plant and equipment purchases        (2)          -           (5)          (1)           -            -             (8)
                                          ------------------------------------------------------------------------------------------
Cash Used in Investing Activities              (2)          -           (5)          (1)           -            -             (8)

Financing Activities:
Debt issuance costs                            (5)          -            -            -            -            -             (5)
Net transactions with Solutia's
 non-SESA subs                                 (2)          1            -            -           (4)           -             (5)
                                          ------------------------------------------------------------------------------------------
Cash Provided by (Used in) Financing
 Activities                                    (7)          1            -            -           (4)           -            (10)

                                          ------------------------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash
 Equivalents                                    2           1            3           (1)           -            -              5

Cash and Cash Equivalents:                                                                                                     -
Beginning of period                            11           -            -            2            1            -             14
                                          ------------------------------------------------------------------------------------------
End of period                                $ 13         $ 1          $ 3          $ 1          $ 1          $ -           $ 19
                                          ==========================================================================================